                                                                 Exhibit 10.2(a)


To:     Polaroid Holding Corporation (the "US OBLIGORS' AGENT")
        1265 Main Street
        Waltham,
        Massachusetts 02451

Attn:   Treasurer

        Polaroid Contracting C.V. (the "FOREIGN OBLIGORS' AGENT")
        c/o PRD Management Limited and PRD Overseas Limited
        Cedar House
        41 Cedar Avenue
        Hamilton HM 11
        Bermuda

Attn:   Edward T. McCabe

                                                                   5 August 2003

                        FIFTH WAIVER AND AMENDMENT LETTER

Ladies and Gentlemen:

1 The US Obligors' Agent, Polaroid Corporation (formerly known as OEP Imaging Operating Corporation) ("POLAROID"), the Foreign Obligors' Agent and certain subsidiaries of Polaroid (collectively, the "POLAROID GROUP") entered into a $100 million credit agreement dated July 29, 2002 with a group of lenders led by Citicorp USA, Inc. as Domestic Administrative Agent, Domestic Collateral Agent and Foreign Syndication Agent and Bank of America, N.A. as Foreign Administrative Agent, Foreign Collateral Agent (the "COLLATERAL AGENT") and Domestic Syndication Agent (as amended by a first waiver and amendment letter dated August 30, 2002, second waiver and amendment letter dated March, 2003, third waiver and amendment letter dated April, 2003, and fourth waiver letter - in two parts, both dated May, 2003, and as may be amended, restated or supplemented from time to time, collectively the "CREDIT AGREEMENT"). Pursuant to the terms of the Credit Agreement, the Polaroid Group entered into certain security arrangements in favour of the Collateral Agent on its own behalf and on behalf of each of the other Lenders.

2 Unless otherwise defined in this Letter, terms and expressions defined in (including by reference to another document) the Credit Agreement shall have the same meanings when used in this Letter.

3 Polaroid presented to the Collateral Agent the key objectives to be achieved by way of a proposed restructuring of certain of Polaroid's foreign subsidiaries in a presentation (the "PRESENTATION") to the Domestic Collateral Agent dated June 4, 2003 and to the Foreign Collateral Agent dated June 9, 2003.

4 In order to achieve the objectives set forth in the presentation, Polaroid has requested waivers and consents to:

        4.1 the transfer of all operations and assets from Polaroid Contracting C.V. ("CONTRACTING CV") to Polaroid;

        4.2 the release of Contracting CV, PRD Overseas Limited ("OVERSEAS LTD") and PRD Management Limited ("MANAGEMENT LTD") from their respective obligations under the Loan Documents to which they are a party;

        4.3 the setting up of a new foreign cash management system as more particularly set out in the Presentation, the details of which to be agreed with the Collateral Agent;

        4.4 the cancellation of certain indebtedness owed to Contracting CV by subsidiaries of Polaroid which are not Loan Parties;

        4.5 the replacement of Contracting CV with Polaroid as the Foreign Obligors' Agent; and

        4.6 the liquidation and dissolution of Contracting CV, Overseas Ltd and Management Ltd.

5 Subject to paragraph 6 below, on our own behalf and on behalf of each of the other Lenders we confirm our agreement to the following waivers and consents in respect of the Credit Agreement in relation to the restructuring of the foreign subsidiaries in the Polaroid Group:.

        5.1 The Lenders consent to the transfer of all operations and assets from Contracting CV to Polaroid, PROVIDED ALWAYS THAT, you:

                5.1.1 promptly take such actions necessary or advisable to grant to the Agents, for the benefit of the Secured Parties, a perfected security interest (governed by the applicable laws) in the assets being transferred, including the filing of UCC financing statements (or its equivalent) in such jurisdictions as may be required by the Agents; and

                5.1.2 if requested by an Administrative Agent, deliver to such Administrative Agent legal opinions as may be reasonably requested relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to such Administrative Agent.

        5.2 The Lenders consent to the replacement of Contracting CV with Polaroid as the Foreign Obligors' Agent and, by their acknowledgement of this Letter, each of the Foreign Loan Parties also consent to such replacement.

        5.3 The Lenders consent to the liquidation and dissolution of Contracting CV, Overseas Ltd and Management Ltd.

        5.4 To allow for the timely dissolution of Contracting CV, Overseas Ltd and Management Ltd, the Lenders consent to:

                5.4.1 the termination of the following Collateral Documents and the release of the security interests granted thereby:

                        (i) the Agreement of First Priority Right of Pledge of Assets, Receivables, Intercompany Receivables and Bank Accounts, dated as of July 29, 2002, between Contracting CV (acting by and through its general partners Management Ltd and Overseas
                                Ltd), as Pledgor, and the Collateral Agent as Pledgee;

                        (ii) the Share Charge (65% Share Charge) dated as of July 29, 2002 between Polaroid and the Collateral Agent in relation to 65% of the issued share capital of Contracting CV; and

                        (iii) the Share Charge (100% Share Charge) dated as of July 29, 2002 between Polaroid and the Collateral Agent in relation to 100% of the issued share capital of Contracting CV;

                5.4.2   the release of Contracting CV from its obligations as:

                        (i) a Guarantor under the Guarantee by Polaroid International B.V., Polaroid (Europe) B.V., Polaroid Trading B.V., and Contracting CV in favor of the Collateral Agent dated as of July 29, 2002; and

                        (ii) a Grantor under the Pledge and Security Agreement dated as of July 29, 2002 amongst, INTER ALIOS, Contracting CV (acting by and through its general partners Management Ltd and Overseas Ltd) and Citicorp USA, Inc. as Administrative Agent.

        5.5 The Lenders consent to the modification of the foreign cash management system to allow:

                5.5.1 Polaroid to replace Contracting CV as the main operating company; and

                5.5.2 Polaroid to become a party to the foreign cash management system, as more particularly set out in the Presentation and subject to the terms to be agreed with the Collateral Agent in writing.

        5.6 The Lenders waive Section 8.16 (CANCELLATION OF INDEBTEDNESS OWED TO IT) of the Credit Agreement to the extent necessary to allow for the cancellation of indebtedness as more particularly set out in the Presentation to be updated for the June information and submitted under a separate side-letter as soon as the information becomes available.

        5.7 Subject to the proviso contained in this paragraph 5.7, the Lenders waive Section 8.3 (INVESTMENTS) of the Credit Agreement to the extent necessary to allow for the conversion of:

                5.7.1 debt amounting to approximately $10,448,037 owed by Polaroid do Brazil Ltda ("POLAROID BRAZIL") to Contracting CV into equity capital in Polaroid Brazil owned by Contracting CV;

                5.7.2 debt amounting to approximately $2,392,131 owed by Polaroid de Argentina S.A. ("POLAROID ARGENTINA") to Contracting CV into equity capital in Polaroid Argentina owned by Contracting CV; and

                5.7.3 debt amounting to approximately $1,148,512 owed by Polaroid del Peru S.A. ("POLAROID PERU") to Contracting CV into equity capital in Polaroid Peru owned by Contracting CV.,

                Provided That, each of Polaroid Brazil, Polaroid Argentina and Polaroid Peru have ceased ongoing operations and are in the process of being liquidated.

                The numbers contained in this paragraph 5.7 may change due to currency fluctuations and/or may be updated due to June closing by mid-July and shall be provided in a separate side-letter as soon as the information becomes available.

        5.8 The Lenders waive Section 8.4 (SALE OF ASSETS) of the Credit Agreement to the extent necessary for the equity then owned by Contracting CV in Polaroid Brazil, Polaroid Argentina and Polaroid Peru to be transferred to Polaroid; and

        5.9 The Lenders waive Section 8.5(d) (RESTRICTED PAYMENTS) of the Credit Agreement to the extent necessary for the repayment of Indebtedness under the Polaroid Commerce Loan Agreement to be repaid in a single transaction within one fiscal month regardless of amount; such payment being made directly to Polaroid International B.V., a Loan Party.

        5.10 To allow for the liquidation of Contracting CV, the Lenders consent to the repayment of intercompany loans being made from Contracting CV to Non-Loan Parties as contemplated in the Presentation PROVIDED THAT that such Non-Loan Parties shall, as promptly as practicable, directly or indirectly, through an intercompany loan, transfer such moneys repaid to it by Contracting CV to a pledged bank account of a Loan Party less such amounts as may be required for such reasonable expenses resulting from such transfer of moneys.

6 The waivers and consents above given on our own behalf and on behalf of each of the other Lenders are subject to the payment by Polaroid of a waiver fee of $40,000 which Polaroid shall pay to the Foreign Administrative Agent in such manner and to such account as the Foreign Administration Agent shall deem fit.

7 On our own behalf and on behalf of each of the other Lenders, we set out the following amendments to be made to the Credit Agreement:

        7.1 The following definitions shall be inserted in the correct alphabetical order in Section 1.1 (DEFINED TERMS) of the Credit
                Agreement:

                "AGENT AFFILIATE" has the meaning specified in Section 10.2A(c) (POSTING OF APPROVED ELECTRONIC COMMUNICATIONS).

                "APPROVED ELECTRONIC COMMUNICATIONS" means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or otherwise chooses to, provide to the Administrative Agents pursuant to any Loan Document or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Loan Document or the transactions contemplated therein and
                (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, "Approved Electronic Communication" shall exclude
                (i) any Notice of Borrowing, Letter of Credit Request, Swing Loan Request, Notice of Conversion/Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to Section 2.8 (OPTIONAL PREPAYMENTS) and Section 2.9 (MANDATORY PREPAYMENTS) and any other notice relating to the payment of any principal or other amount due under any Loan Document prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III (CONDITIONS TO LOANS AND LETTERS OF CREDIT) or Section 2.4(a) (LETTERS OF CREDIT) or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

        7.2 Article X (THE ADMINISTRATIVE AGENTS) of the Credit Agreement shall be amended by inserting the following Section 10.2A immediately after Section 10.2 (ADMINISTRATIVE AGENT'S RELIANCE, ETC.):

                SECTION 10.2A POSTING OF APPROVED ELECTRONIC COMMUNICATIONS

                (a) Each of the Lenders, the Issuers, the Company and the Borrowers agree, and the Obligors' Agent shall cause each Subsidiary Guarantor to agree, that the Administrative Agents may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on "e-Disclosure", the Foreign Administrative Agent's internet delivery system that is part of Fixed Income Direct, Citigroup Global Fixed Income's primary web portal, IntraLinks(TM) or a successor electronic platform chosen by either Administrative Agent to be its internet delivery system (the "APPROVED ELECTRONIC PLATFORM").

                (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the relevant Administrative Agent from time to time (including, as of the Closing Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers, the Company and the Borrowers acknowledges and agrees, and the Obligors' Agent shall cause each Subsidiary Guarantor to acknowledge and agree, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers, the Company and the Borrowers hereby approves, and the Obligors' Agent shall cause each Subsidiary Guarantor to approve, distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and the Obligors' Agent shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

                (c) THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM ARE PROVIDED "AS IS" AND "AS AVAILABLE". NONE OF THE ADMINISTRATIVE AGENTS OR ANY OF THEIR RESPECTIVE AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (THE "AGENT AFFILIATES") WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM OTHER THEN THOSE CAUSED BY GROSS NEGLIGENCE OR WILFUL MISCONDUCT. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS) IS MADE BY THE AGENT AFFILIATES IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.

                (d) Each of the Lenders, the Issuers, the Company and the Borrowers agree, and the Obligors' Agent shall cause each Subsidiary Guarantor to agree, that the relevant Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with such Administrative Agent's generally-applicable document retention procedures and policies.

        7.3 Section 11.8 (NOTICES, ETC.) of the Credit Agreement shall be amended and restated in its entirety as follows:

                Section 11.8  Notices, Etc.

                (a) All notices, demands, requests and other communications provided for in this Agreement shall be given in writing, or by any telecommunication device capable of creating a written record (including electronic mail), and addressed to the party to be notified as follows:

                        (i)     if to the Loan Parties, to the US Obligors'
                        Agent:

                                Polaroid Holding Company
                                1265 Main Street
                                Waltham, Massachusetts  02451

                                Attention:  Treasurer
                                Telecopy no:  781-833-3579

                                with a copy to:

                                Polaroid Holding Corporation
                                1265 Main Street
                                Waltham, Massachusetts  02451
                                Attention: General Counsel
                                Telecopy no: 781-386-6441

                        (ii) if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule II or on the signature page of any applicable Assignment and Acceptance;

                        (iii) if to any Issuer, at the address set forth under its name on the signature page hereof; and

                        (iv)    if to the Domestic Administrative Agent:

                                Citicorp USA, Inc.
                                388 Greenwich Street
                                New York, New York 10013
                                Attention: Brenda Cotsen
                                Telecopy no: 212-816-2613

                                if to the Foreign Administrative Agent:

                                Bank of America, N.A.
                                New Broad Street House
                                35 New Broad Street
                                London EC2M 1NH
                                Attention: Heather Jones
                                Telecopy no: + 44 (207) 809 5873

                                in each case, with a copy to:

                                Weil, Gotshal & Manges
                                One South Place,
                                London EC2M 2WG
                                Attention: Richard A. Ginsburg, Esq.
                                Telecopy no: +44 (207) 903-0990

                or at such other address as shall be notified in writing (A) in the case of the Borrowers and the Administrative Agents, to the other parties and (B) in the case of all other parties, to the Borrowers and the Administrative Agents.

                (b)     All such notices and communications shall be effective
                (i) upon personal delivery (if delivered by hand, including any overnight courier service), (ii) when deposited in the mails (if sent by mail), (iii) when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) (if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring a user prior access to such Approved Electronic Platform, website or other device) or (iv) when properly transmitted (if delivered by electronic mail or by any other telecommunications device); provided, however, that notices and communications to the Administrative Agents pursuant to Article II (THE FACILITIES) or Article X (THE ADMINISTRATIVE AGENTS) shall not be effective until received by the Administrative Agents.

                (c) Notwithstanding paragraphs (a) and (b) above (unless either Administrative Agent requests that the provisions of paragraphs (a) and (b) above be followed) and any other provision in this Agreement or any other Loan Document providing for the delivery of, any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications electronically (in a format acceptable to the relevant Administrative Agent) to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the relevant Administrative Agent may notify the Obligors' Agent. Nothing in this paragraph (c) shall prejudice the right of either Administrative Agent or any Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement.

8 The US Obligors' Agent, on behalf of itself and each of the other US Loan Parties and the Foreign Obligors' Agent on behalf of itself and each of the other Foreign Loan Parties, each hereby represents and warrants to the Agents and each of the Lenders that it is duly authorised to countersign this Letter which represents their legal, valid and binding obligations, enforceable in accordance with its terms.

9 The US Obligors' Agent, on behalf of itself and each of the other US Loan Parties and the Foreign Obligors' Agent on behalf of itself and each of the other Foreign Loan Parties hereby certify, after careful consideration, that the following statements are true on the date hereof:

        9.1 the representations and warranties set forth in Sections 4.1, 4.2, 4.7 (save for such litigation as more particularly set out in the Schedule attached hereto), 4.8, 4.10, 4.11(b), 4.11(d), 4.12, 4.14, 4.15(a), 4.15(b), 4.18 of Article IV
                (REPRESENTATIONS AND WARRANTIES) of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date; and

        9.2 no Default or Event of Default has occurred and is continuing on the date hereof.

10 The US Obligors' Agent, on behalf of itself and each of the other US Loan Parties and the Foreign Obligors' Agent on behalf of itself and each of the other Foreign Loan Parties, confirms their agreement to the above amendments and that their respective obligations under the Loan Documents to which they are respectively parties remain in full force and effect notwithstanding the making of such amendments.

11 The US Obligors' Agent confirms that in entering into this Letter it is acting on its own behalf and as US Obligors' Agent for the other US Loan Parties under Section 11.19(b) (US OBLIGORS' AGENT) of the Credit Agreement and the Foreign Obligors' Agent confirms that in entering into this Letter it is acting on its own behalf and as Foreign Obligors' Agent for the other Foreign Loan Parties under Section 11.19(a) (FOREIGN OBLIGORS' AGENT) of the Credit Agreement.

12 Save as waived by this Letter, the provisions of the Credit Agreement shall continue in full force and effect and the Credit Agreement and this Letter shall be read and construed as one instrument. This Letter is a Loan Document.

13 Please sign and return the attached copy of this Letter to signify your acceptance of its terms and conditions. This Letter may be executed in counterparts each of which shall be deemed to constitute an original.

14 This Letter is governed by and construed in accordance with New York law.

Yours faithfully


   /s/ Miles D. McManus                          /s/ Carmen Bernardis
------------------------------                ----------------------------------

For and on behalf of                          For and on behalf of
CITICORP USA, INC.                            BANK OF AMERICA, N.A.
as Domestic Administrative Agent              as Foreign Administrative Agent

To:     Citicorp USA, Inc.
        as Domestic Administrative Agent

        Bank of America, N.A.
        as Foreign Administrative Agent

We acknowledge receipt of the Letter and hereby confirm our agreement to the terms and conditions thereof.

Yours faithfully


   /s/ E.T.McCabe                                /s/ E.T.McCabe
-----------------------------            --------------------------------
PRD MANAGEMENT LIMITED                   PRD OVERSEAS LIMITED
For and on behalf of                     For and on behalf of
POLAROID CONTRACTING C.V.                POLAROID CONTRACTING C.V.
(acting on its own behalf and on         (acting on its own behalf and on
behalf of each other Foreign             behalf of each other Foreign Loan
Loan Party at the date hereof)           Party at the date hereof)


  /s/ Andra S. Bolotin
-----------------------------
For and on behalf of
POLAROID HOLDING CORPORATION
(acting on its own behalf and on
behalf of each other US Loan
Party at the date hereof)

Date:
     ------------------

We acknowledge receipt of the Letter and hereby confirm our agreement to Polaroid Corporation acting as Foreign Obligors' Agent as set forth in paragraph
5.2 of the Letter.


  /s/ E.T. McCabe                            /s/ E.T. McCabe
-----------------------------            -----------------------------
PRD MANAGEMENT LIMITED                   PRD OVERSEAS LIMITED
For and on behalf of                     For and on behalf of
POLAROID CONTRACTING C.V.                POLAROID CONTRACTING C.V.
(acting on its own behalf and on         (acting on its own behalf and on
behalf of each other Foreign             behalf of each other Foreign Loan
Loan Party at the date hereof)           Party at the date hereof)


    /s/ J.M. Geerdink
-----------------------------
For and on behalf of
POLAROID (EUROPA) B.V.


  /s/ J.M. Geerdink
-----------------------------
For and on behalf of
POLAROID TRADING B.V.


      /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID NEDERLAND B.V.


     /s/ J.M. Geerdink
-----------------------------
For and on behalf of
POLAROID INTERNATIONAL B.V.


     /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID CANADA INC,

    /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID GMBH


   /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID (U.K.) LIMITED


   /s/ Neal D. Goldman
-----------------------------
For and on behalf of
POLAROID LEASING LIMITED


   /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID FAR EAST LIMITED


  /s/ W.L. Flaherty
-----------------------------
For and on behalf of
POLAROID CORPORATION OF JAPAN (FORMERLY KNOWN AS
NIPPON POLAROID K.K.)

                                    SCHEDULE

                               LIST OF LITIGATION

1. FERRARI, ET AL. V. POLAROID, PRIMARY PDC, OEP (Polaroid is a named party)

2. The Company is also a party-in-interest in the bankruptcy proceedings of Primary PDC and its domestic affiliates (the "Debtors") pending in the U.S. Bankruptcy Court. Current matter of interest pending:

        - the U.S. Bankruptcy Court entered an Order appointing an Examiner pursuant to Sections 1104 and 1106 of the U.S. Bankruptcy Code;

        - William Cardinale and George Maiorelli filed an application for relief pursuant to Rule 60(b) of the Federal Rules of Civil Procedure seeking relief from the order approving the Transaction; and

        - Stephen J. Morgan, a shareholder of Primary, filed a Notice of Appeal challenging the order approving the Transaction.

3. The European Union has issued a decision which states that part-time employees must be allowed to participate in a company's pension plan. Courts in the United Kingdom are implementing this decision and this decision will impact Polaroid (U.K.) Ltd.